Exhibit 10.192

Schedule No. 9
Schedule of Indebtedness and Collateral

To Master Security Agreement dated     4–5–2000          , between the undersigned Secured Party and Debtor.

This Schedule of Indebtedness and Collateral incorporates the terms and conditions of the above–referenced Master Security Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by Secured Party of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The equipment listed on this Schedule will be located at:

4411 South 40th Street	Phoenix	AZ	85040

Address	city	State	Zip Code

Debtor grants to Secured Party a security interest in the property described below, along with all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy, all hereinafter referred to collectively as “Collateral”.

Collateral Description (Describe Collateral fully including make, kind of unit, model and serial numbers and any other pertinent information.)

One (1) Caterpillar 988F Wheel Loader, S/N: 8YG00232
One (1) Caterpillar 980G Wheel Loader, S/N: 2KR00942
And all additions, substitutions, attachments, replacements and accessions thereof, plus the proceeds of all the foregoing.

Debtor promises to pay Secured Party the total sum of $241,787.52                  which represents principal and interest precomputed over the term hereof, payable in 36 (total number) combined principal and interest payments of $6,716.32                each commencing on             8/11/02            and a like sum on a like date each month thereafter until fully paid, provided however, that the final payment shall be in the amount of the unpaid balance and interest. Payment shall be made at the address of Secured Party shown on the Master Security Agreement or such other place as Secured Party may designate from time to time.

Special Provisions.

If this Security Agreement is prepaid prior to the date provided for repayment, the Debtor agrees to pay the following fees: During the first loan year – 5% of the then unpaid balance; prepayment will be allowed thereafter with no prepayment fee assessed.

Accepted          7/11/02

Secured Party:

THE CIT GROUP/EQUlPMENT FINANCING, INC.

By                              Title

Executed on             7–11–02

Debtor:

Meadow Valley Contractors
Name of individual, corporation or partnership

By  /s/ Kenneth D. Nelson       Title Vice President

Date 7-11-02

THE CIT GROUP/EQUlPMENT FINANCING, INC.

P . O . Box 27248

Address

Tempe                                                  AZ        85285 – 7248

City                                                      State    Zip Code

Gentlemen:

You are irrevocably instructed to disburse the proceeds of your loan to us, evidenced by the Schedule of Indebtedness No.      dated 7-11-02 To Master Security Agreement dated 4-5-00 as follows:

Payee Names and Addresses	Amount

The CIT Group/Equipment Financing, Inc.	$

Account # 59159		$104,079.69

Account # 00056074		$98,987.80

The CIT Group/Equipment Financing, Inc.		$750.00

(Non Refundable Processing Fees)	$

	$

	$

Total Proceeds		$203,817.49

Very truly yours,

Meadow Valley Contractors

By /s/ Kenneth D. Nelson                                  Title       VICE PRESIDENT

July 11, 2002
Kenneth Nelson
Meadow Valley Contractors, Inc.
4411 South 40th ST
Phoenix, AZ 85040

Re:	Schedule #9 dated 7/11/02 to Master Security Agreement dated 4/5/00 betwcen The CIT Group/Equipment Financing, Inc. as Secured Party and Meadow Valley Contractors, Inc as Debtor.

Dear Mr. Nelson:

The above referenced document is hereby amended to change the above referenced document as follows:

Debtor promises to pay Secured Party the total sum of $229,590.00 which represents principal and interest precomputed over the term hereof, payable in 36 (total number) combined principal and interest payments of $6,377.50 each commencing on 8/11/02 and a like sum on a like date each month thereafter until fully paid, provided however, that the final payment shall be in the amount of the unpaid balance and interest. Payment shall be made at the address of Secured Party shown on the Master Security Agreement or such other place as Secured Party may designate from time to time.

Please acknowledge your consent to these changes by signing where indicated below.

Very Truly Yours,
THE CIT GROUP/EQUIPMENT FINANCING, INC.

Greg Allman
Transaction Coordinator

ACKNOWLEDGED AND AGREED TO THlS   31st   DAY OF July, 2002.

Meadow Valley Contractors, Inc.

By /s/  Kenneth D. Nelson                      TitleVice President
Kenneth Nelson